NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDER
                                                             AND PROXY STATEMENT



                                           GET MORE. COVERAGE. SERVICE. SAVINGS.

                                           21st CENTURY INSURANCE

                                           i21.COM                1-800-211-SAVE



                                    - OFC -

CORPORATE INFORMATION


CORPORATE OFFICES
21st Century Plaza
6301 Owensmouth Avenue
Woodland Hills, CA  91367
(818) 704-3700

INTERNET SITE
i21.com

INVESTOR RELATIONS
(818) 704-3595

PUBLIC COMMUNICATIONS
(818) 704-3065



TRANSFER AGENT AND REGISTRAR
American Stock
Transfer & Trust Company
40 Wall Street
New York, NY  10005

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA  90071



ANNUAL MEETING
The annual meeting of shareholders will be held at 10:00 a.m., Wednesday, June 26, 2002, at Skirball Cultural Center, 2701 N. Sepulveda Blvd., Los Angeles, CA, in the Ahmanson Hall.

TRADING INFORMATION
The Common Stock is traded on the New York Stock Exchange under the trading symbol "TW".


                                    - IFC -

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT


================================================================================
21ST CENTURY INSURANCE GROUP

Woodland Hills, California 91367


Dear Shareholder,

You are cordially invited to attend the Annual Meeting of Shareholders of 21st Century Insurance Group on Wednesday, June 26, 2002 at 10:00 a.m., at the Skirball Cultural Center, Ahmanson Hall, 2701 North Sepulveda Boulevard, Los Angeles, California 90049.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. I therefore urge you to sign, date and promptly return your proxy card in the enclosed self-addressed envelope or to use one of the other available methods (by telephone or the Internet) so your shares can be voted in accordance with your instructions. You may attend the annual meeting and vote in person, if you so decide.

Tickets for the meeting are not required, though we ask that attendees sign the attendance register prior to the commencement of the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

[GRAPHIC OMITTED]

ROBERT M. SANDLER
CHAIRMAN OF THE BOARD


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT
We encourage you to sign and return your proxy card or use the telephone or the Internet for voting your shares prior to the meeting.
--------------------------------------------------------------------------------

21ST CENTURY INSURANCE GROUP
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 26,2002


================================================================================

The Annual Meeting of Shareholders of 21st Century Insurance Group ("21st Century" or "Company") will be held at the Skirball Cultural Center, Ahmanson Hall, 2701 North Sepulveda Boulevard, Los Angeles, California 90049 on June 26, 2002 at 10:00 a.m. for the following purposes:

     1.   To elect nine directors.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 10, 2002 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,




MICHAEL J. CASSANEGO
SECRETARY

                                                      Woodland Hills, California
                                                      DATED:  April 29, 2002



--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy, by mail, telephone or the Internet at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SUBMITTING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. You can also vote your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.
--------------------------------------------------------------------------------

21ST CENTURY INSURANCE GROUP
6301 OWENSMOUTH AVENUE
WOODLAND HILLS, CALIFORNIA 91367

======================

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 26, 2002

======================


GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 21st Century Insurance Group for use at the Annual Meeting of Shareholders to be held on Wednesday, June 26, 2002 at 10:00 a.m., at the Skirball Cultural Center, Ahmanson Hall, 2701 North Sepulveda Boulevard, Los Angeles, California 90049. These proxy materials are proposed to be sent on or about April 29, 2002 to all shareholders of the Company's common stock of record as of April 10, 2002. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Company, by submitting a duly executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees and FOR ratifying the appointment of PricewaterhouseCoopers LLP as the independent accountants for 2002. The cost of the solicitation of these proxies is to be borne by the Company.

Only shareholders of the Company's common stock at the close of business on April 10, 2002 will be entitled to notice of and to vote at the meeting. As of that date, 85,368,891 shares of common stock without par value of 21st Century Insurance Group were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to count broker non-votes as present or represented for purposes of determining the absence of a quorum for the transaction of business.

If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

BENEFICIAL OWNERSHIP OF SECURITIES

PRINCIPAL SHAREHOLDERS

The following table lists the beneficial ownership of each person or group who owned as of March 31, 2002, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                            AMOUNT AND
                                                                                             NATURE OF
                                                                                            BENEFICIAL  PERCENT OF
TITLE OF CLASS                  NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP    CLASS

Common             AMERICAN INTERNATIONAL GROUP, INC. ("AIG")                               53,445,778       62.6%
                   Through its subsidiaries:
                   American Home Assurance Company,
                   Commerce & Industry Insurance Company,
                   National Union Fire Insurance Company of Pittsburgh, Pa.
                   and New Hampshire Insurance Company
                   70 Pine Street
                   New York, NY 10270

Common             AMERICAN UNION INSURANCE COMPANY                                          6,026,200        7.1%
                   2205 East Empire Street, Suite A
                   Bloomington, IL 61704

Common             CAPITAL RESEARCH AND MANAGEMENT COMPANY                                   4,299,600        5.0%
                   333 South Hope Street
                   Los Angeles, CA 90071

MANAGEMENT OWNERSHIP

The following table summarizes the ownership of equity securities of 21st Century Insurance Group and an affiliated company, AIG, by the directors, the Company's Chief Executive Officer, former Chief Executive Officer and the four other highest paid executive officers, and the directors and officers as a group.

                                                   EQUITY SECURITIES OF 21ST CENTURY INSURANCE GROUP AND AIG
                                                                      AS OF MARCH 31, 2002
                                           ---------------------------------------------------------------------------

                                                 21ST CENTURY                               AIG
                                           -------------------------               -----------------------
                                             AMOUNT AND NATURE OF                     AMOUNT AND NATURE OF
  TITLE OF              NAME OF            BENEFICIAL OWNERSHIP (1)        PERCENT  BENEFICIAL OWNERSHIP      PERCENT
   CLASS           BENEFICIAL OWNER          AS OF MARCH 31, 2002          OF CLASS   AS OF MARCH 31, 2002    OF CLASS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Common        Robert M. Sandler                              20,000 (2)          *                431,951           *
                                                                                                         (11)
Common        John B. De Nault, III                       1,233,700 (2)       1.4%                      0           *
Common        William N. Dooley                              12,000 (3)          *                 66,281           *
                                                                                                         (12)
Common        R. Scott Foster                                62,080 (2)          *                  1,000           *
Common        Roxani M. Gillespie                            12,000 (3)          *                      0           *
Common        James P. Miscoll                               14,195 (3)          *                 18,897           *
                                                                                                         (13)
Common        Gregory M. Shepard                          6,046,200(2)(4)     7.1%                      0           *
Common        Howard I. Smith                                20,000 (2)          *                399,945           *
                                                                                                         (14)
Common        Bruce W. Marlow                               165,564 (5)          *                      0           *
Common        G. Edward Combs                                44,031 (6)          *                      0           *
Common        Michael J. Cassanego                           52,131 (7)          *                    278           *
Common        Dean E. Stark                                  91,363 (8)          *                    115           *
Common        Richard A. Andre                               77,640(9)           *                     58           *
Common        All Directors and Officers                  8,208,833 (10)     9.61%                      *           *
              as a Group (22 individuals)
----------------------------------------------------------------------------------------------------------------------

*    LESS THAN 1%
(1) UNDER THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), A PERSON IS DEEMED TO BE A BENEFICIAL OWNER OF A SECURITY IF HE OR SHE HAS OR SHARES THE POWER TO VOTE OR TO DIRECT THE VOTING OF SUCH SECURITY, OR THE POWER TO DISPOSE OR TO DIRECT THE DISPOSITION OF SUCH SECURITY. A PERSON IS ALSO DEEMED TO BE A BENEFICIAL OWNER OF ANY SECURITIES OF WHICH THAT PERSON HAS THE RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP WITHIN 60 DAYS, AS WELL AS ANY SECURITIES OWNED BY SUCH PERSON'S SPOUSE, CHILDREN OR RELATIVES LIVING IN THE SAME HOUSEHOLD. ACCORDINGLY, MORE THAN ONE PERSON MAY BE DEEMED TO BE A BENEFICIAL OWNER OF THE SAME SECURITIES.
(2) INCLUDES 20,000 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THE DATE OF THIS PROXY STATEMENT.
(3) INCLUDES 12,000 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THE DATE OF THIS PROXY STATEMENT.
(4) MR. SHEPARD IS CHAIRMAN OF THE BOARD AND PRESIDENT OF AMERICAN UNION INSURANCE COMPANY WHICH OWNS 6,026,200 SHARES.
(5) INCLUDES 130,772 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THE DATE OF THIS PROXY STATEMENT.
(6) INCLUDES 29,031 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT
(7) INCLUDES 36,396 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(8) INCLUDES 79,663 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(9) INCLUDES 69,190 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(10) INCLUDES 722,338 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(11) INCLUDES 132,743 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(12) INCLUDES 29,959 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(13) INCLUDES 702 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.
(14) INCLUDES 170,474 SHARES ISSUABLE UPON EXERCISE OF STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS OF THIS PROXY STATEMENT.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The Board of Directors recommends the election of the nine nominees named in this Proxy Statement to hold office until the next annual meeting or their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons, all of whom are members of the present Board, to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than nine nominees.



>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>





NOMINEES FOR BOARD OF DIRECTORS



[GRAPHIC OMITTED]
ROBERT M. SANDLER

          DIRECTOR SINCE 1994                                             AGE 60
          Chairman of the Board of the Company. Executive Vice President, Senior Casualty Actuary and Senior Claims Officer of AIG located in New York, NY.


[GRAPHIC OMITTED]
JOHN B. DE NAULT, III

          DIRECTOR SINCE 1988                                             AGE 54

          Chairman of the Board of Omnithruster, Inc. in Orange, CA and private investor with offices in Los Angeles, CA. He currently serves as a director of Liberty Bank. He is the son of John B. De Nault, former chairman and director of the Company.

[GRAPHIC OMITTED]
WILLIAM N. DOOLEY

          DIRECTOR SINCE 1998                                             AGE 49
          Senior Vice President,  AIG Financial  Services,  located in
          New York, NY. He also serves as a Director of  International
          Lease Finance Corporation, a wholly-owned subsidiary of AIG.


[GRAPHIC OMITTED]
R. SCOTT FOSTER, M.D.

          DIRECTOR SINCE 1986                                             AGE 61
          Ophthalmologist  in Stockton,  CA and Clinical  Professor at
          Stanford  University.  He is the son of the  late  Louis  W.
          Foster, Founder of the Company.


[GRAPHIC OMITTED]
ROXANI M. GILLESPIE

          DIRECTOR SINCE 1998                                             AGE 61
          Partner in the law firm of Barger & Wolen located in San Francisco, CA since 1997. Previously, Ms. Gillespie was a member of the law firm of Buchalter, Nemer, Fields & Younger for 7 years. She was the California Insurance Commissioner from 1986 to 1991.


[GRAPHIC OMITTED]
BRUCE W. MARLOW

          DIRECTOR SINCE 2000                                             AGE 53
          Vice  Chairman  of  the  Board,   Chief  Executive  Officer,
          President and Chief Operating Officer of the Company.  Prior
          to joining  the  Company in February  2000,  Mr.  Marlow was employed by Allstate Corporation, since 1999, as Senior Vice
          President and President of its Independent Agency Markets subsidiary. Before retiring for three years, he served
          Progressive   Corporation  from  1978-96,   holding  various
          positions including Chief Operating Officer from 1988-1996.

[GRAPHIC OMITTED]
JAMES P. MISCOLL

          DIRECTOR SINCE 1998                                             AGE 67
          Retired as Vice  Chairman  of Bank of  America in 1992.  Mr.
          Miscoll  currently  serves  as  consultant  for AIG,  and as
          director  of  Chela  Financial,   East  West  Bank,   Encore
          Productions,  MK Gold  Company  and  Westinghouse  Air Brake
          Company.


[GRAPHIC OMITTED]
GREGORY M. SHEPARD


          DIRECTOR SINCE 1995                                             AGE 46
          Chairman  of the  Board  and  President  of  American  Union
          Insurance Company (AUIC) since 1985. Previously, Mr. Shepard also served as Chairman of the Board of Directors and President of Direct Auto Insurance Company, which changed its name to AUIC in 1998, and American Union Financial Corporation, American Union Life Insurance Company, and
          Direct Auto  Indemnity  Company,  which  merged into AUIC in
          1998 and 1999. In addition, he was Chairman and President of Illinois HealthCare Insurance Company, resigning in 2000.


[GRAPHIC OMITTED]
HOWARD I. SMITH

          DIRECTOR SINCE 1994                                             AGE 57
          Executive Vice President and Chief Financial  Officer of AIG
          located in New York,  NY. Mr.  Smith  currently  serves as a director of Transatlantic  Holdings,  Inc., a majority-owned
          subsidiary   of  AIG;  and   International   Lease   Finance
          Corporation, a wholly-owned subsidiary of AIG.

EXECUTIVE OFFICERS

The following is information concerning the executive officers of the Company.


                                    HAS SERVED
                                   AS AN OFFICER
  OFFICERS OF THE COMPANY    AGE       SINCE                          BUSINESS BACKGROUND
---------------------------------------------------------------------------------------------------------------

BRUCE W. MARLOW              53        2000      Chief  Executive  Officer,   President  and  Chief  Operating
                                                 Officer.  Prior to  joining  the  Company  in  February 2000,
                                                 Mr. Marlow was employed by Allstate Corporation,  since 1999, as Senior Vice  President  and  President of its  Independent
                                                 Agency Markets  subsidiary.  Before retiring for three years, he  served  Progressive  Corporation  from  1978-96,  holding various  positions  including  Chief  Operating  Officer from
                                                 1988-1996.

RICHARD A. ANDRE             52        1988      Senior Vice President,  Human  Resources.  Before joining the
                                                 Company in 1988,  Mr. Andre was with Fidelity  National Title
                                                 Insurance  Company.  Prior to that time,  he was with  Safeco
                                                 Corporation  where he held a variety of  positions  including
                                                 Vice  President  of  Personnel  for  Safeco  Title  Insurance
                                                 Company.

MICHAEL J. CASSANEGO         51        1999      Senior  Vice   President,   General  Counsel  and  Secretary.
                                                 Mr. Cassanego   joined  the   Company  in  March   1999.   He
                                                 previously was Vice President and Deputy General  Counsel for
                                                 Fremont  Compensation  Insurance Group,  which he joined upon
                                                 Fremont's  acquisition  of  Industrial  Indemnity  Company in
                                                 1997.   Mr. Cassanego   was  employed   for   21 years   with
                                                 Industrial  Indemnity  Company,  serving in several positions
                                                 including  Senior  Vice  President,   Secretary  and  General
                                                 Counsel.

G. EDWARD COMBS              49        2000      Senior Vice  President,  New Business.  Mr. Combs  joined the
                                                 Company in 2000.  Previously,  he was employed by Progressive
                                                 Corporation  for  22 years,  serving  in  various  management positions.

MICHAEL A. GOGGIO            36        2001      Vice  President,  Finance.  Mr.  Goggio joined the Company in
                                                 June 2001. He was  previously  employed as Vice President and
                                                 Corporate  Auditor by GuideOne  Insurance  Group from 1998 to
                                                 2001  and  as  Assistant   Vice   President   and   Assistant
                                                 Controller at United Insurance Company from 1993 to 1998.

                                     - 9 -


                                    HAS SERVED
                                   AS AN OFFICER
  OFFICERS OF THE COMPANY    AGE       SINCE                          BUSINESS BACKGROUND
---------------------------------------------------------------------------------------------------------------
DOUGLAS K. HOWELL            40        2001      Senior   Vice   President   and  Chief   Financial   Officer.
                                                 Mr. Howell  joined the Company in  April 2001.  He was Senior
                                                 Vice  President,  Chief  Financial  Officer and  Treasurer of
                                                 GuideOne   Insurance   Group  from  1997  to  2001  and  Vice
                                                 President,  Finance and Corporate  Development of Conseco and
                                                 its  affiliate,  Bankers  Life Holding  Company,  in 1996 and
                                                 1997.

JOHN L. INGERSOLL           36        2001       Vice President, New Customer Marketing.  Prior to joining the
                                                 Company in February 2001, Mr.  Ingersoll  served as President of  Netcubator,  LLC from  September  2000 to February  2001;
                                                 Senior  Vice  President  of InsWeb  Corporation  from 1999 to
                                                 2000;  and Senior Vice  President,  Business  Development  of
                                                 Countrywide Financial from 1996 to 1999.

JOHN M. LORENTZ             49        1996       Controller.  Mr.  Lorentz  joined the Company in 1996. He was previously  employed by  Transamerica  Financial  Services as
                                                 Vice  President  and  Controller  in  1995  and  1996  and as
                                                 Assistant Controller from 1990 to 1995.

JOSEPH J. PRATT             53        1995       Vice President and Chief Actuary. Mr. Pratt joined the Company in 1995. He was  an actuary  with Farmers Insurance Group from
                                                 June 1994 to October 1995.  He also served  as Vice  President and Actuary for Transamerica Insurance Group from 1988 to 1994.

ERIC SAUDI                  55        2001       Vice  President,  Customer Care. Mr. Saudi joined the Company in July 1978,  serving in various claim positions,  including
                                                 Assistant Vice  President.  He was promoted to Vice President in  October  2001.  He has  over 26  years  in the  insurance industry.

CAREN L. SILVESTRI          48        2000       Vice President and Product Manager.  Ms. Silvestri joined the
                                                 Company in 1982,  serving in various  positions in Marketing,
                                                 Operations   and   Underwriting.   She  has   over  20  years
                                                 experience in the insurance industry.

DEAN E. STARK               48        1993       Senior Vice President,  Claims.  Mr. Stark joined the Company in 1979,  serving in numerous claim positions  including Vice
                                                 President.  He  has  over  25  years  of  experience  in  the insurance industry.

JOHN M. VRIJMOET            40        2000       Vice President,  Consumer Marketing.  Mr. Vrijmoet joined the
                                                 Company  in  July  2000.  He  was   previously   employed  by
                                                 Progressive  Corporation,  serving in various  marketing  and management positions from 1991 to 2000.

Each executive officer serves at the pleasure of the Board of Directors. Every person chosen by the Board of Directors to be an executive officer is listed above.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met six times during 2001. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he or she served.

The  Board  of  Directors  has  standing  audit  and  compensation   committees,
identified below. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies, except those related to equities, and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Current members of the Committee are Robert M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard.

EQUITY BASED COMPENSATION COMMITTEE. The Equity Based Compensation Committee met once last year. The Committee reviews and approves equity-based compensation policies and makes recommendations regarding equity-based compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee are John B. De Nault, III, R. Scott Foster and Gregory M. Shepard.

AUDIT COMMITTEE. The Audit Committee met four times during 2001. Pursuant to the charter approved by the Board of Directors, it recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent auditors, and makes recommendations and reports to the Board of Directors as it deems appropriate. Current members of the Committee, who the Board believes are independent per the listing standards of the New York Stock Exchange, are John B. De Nault, III, R. Scott Foster and Gregory M. Shepard.


REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. The consulting services provided by the independent auditors in 2001 were limited to certain technical tax matters and financial reporting developments, which the Committee believes do not impair the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, this Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

The Audit Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

Submitted by the Audit Committee


John B. De Nault III
R. Scott Foster
Gregory M. Shepard


COMPENSATION OF DIRECTORS

For 2001, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors receive an option to purchase 4,000 shares of the Company's common stock on the day of each Annual Meeting of Shareholders or the date on which the individual initially becomes a director. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

Ms. Gillespie is a partner in the law firm of Barger & Wolen who rendered services to the Company currently not exceeding 5% of its gross revenues.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation and the compensation paid during each of the Company's last three years to the Company's Chief Executive Officer and the four highest-paid executive officers (the "Named Executives"), based on base salary and bonus earned during 2001.


                                                 ANNUAL COMPENSATION                LONG TERM COMPENSATION (2)
                                        -------------------------------------- --------------------------------------
                                                                                       AWARDS
                                                                               -----------------------
                                                                   OTHER       RESTRICTED SECURITIES
                                                                   ANNUAL        STOCK    UNDERLYING     ALL OTHER
                                          SALARY      BONUS     COMPENSATION     AWARDS     OPTIONS    COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR       ($)        ($)         ($)(1)        ($)(3)     (#)(4)        ($)(5)
---------------------------------------------------------------------------------------------------------------------
Bruce W. Marlow                    2001     704,327    150,000                         --     610,571          9,720
CEO, President, COO, Vice          2000     550,000    250,000                    600,000     100,000         24,919
Chairman and Director              1999          --         --                         --          --             --

G. Edward Combs                    2001     311,181     35,000                                 77,462         20,083
Senior Vice President,             2000     200,000     75,000                    300,000      87,094         58,678
Marketing                          1999          --         --                         --          --             --

Michael J. Cassanego               2001     274,423     41,250                         --      68,408         17,479
Senior Vice President,             2000     245,000     50,000                         --      69,188         15,656
General Counsel & Secretary        1999     187,320     65,000                    230,000      20,000         27,235

Dean E. Stark                      2001     249,230     37,500                         --      64,676         15,512
Senior Vice President              2000     210,000     50,000                         --      58,988         12,349
Claims                             1999     171,000     50,000                    171,000      15,000         11,621

Richard A. Andre                   2001     223,212     33,541                         --      57,214         13,398
Senior Vice President              2000     203,100     20,000                         --      57,569         12,472
Human Resources                    1999     194,100     40,000                    194,100      12,000         12,210
---------------------------------------------------------------------------------------------------------------------

(1) For each Named Executive, his Other Annual Compensation was less than $50,000 and 10% of his combined total salary and bonus.

(2) During 2001, there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(3) Restricted Stock awards are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote for the shares. The program was discontinued as of January 1, 2001. The following table sets forth the restricted stock award information and the vesting schedule for the named executives.

                                                                                           BALANCE AS    PRESENT VALUE
                                         DATE        SHARES         AWARD        SHARES       OF         AS OF 12/31/01
                                       AWARDED      AWARDED         VALUE        VESTED    12/31/01    $19.45 PER SHARE

      Bruce W. Marlow                  2/09/00       32,990        $600,000       6,598      26,392         $513,324
      G. Edward Combs                  5/01/00       15,000        $300,000       3,000      12,000         $233,400
      Michael J. Cassanego             5/25/99       12,735        $230,000       5,094       7,641         $148,617
      Dean E. Stark                    5/25/99        9,465        $171,000       3,786       5,679         $110,457
      Richard A. Andre                 5/25/99       10,745        $194,100       4,298       6,447         $125,394
      --------------------------------------------------------------------------------------------------------------------


                                     - 13 -


(4) Represents the number of shares of the Company's common stock for which options were granted under the Company's 1995 Stock Option Plan.

(5) Includes the following other compensation for each Named Executive for 2001.
     (A)  Imputed income of group term life in excess of $50,000.
     (B) Deferred employer's contribution to the Company's qualified 401(k) Plan and supplemental 401(k) Plan.

                                                                                              2001
                                                               (A)           (B)             TOTAL
------------------------------------------------------------------------------------------------------
Bruce W. Marlow                                             $2,070         $7,650              $9,720
G. Edward Combs                                              1,292         18,971              20,263
Michael J. Cassanego                                         1,830         15,649              17,479
Dean E. Stark                                                1,124         14,388              15,512
Richard A. Andre                                             1,615         11,783              13,398
------------------------------------------------------------------------------------------------------
   Total                                                    $7,931        $68,441             $76,372


OPTION GRANTS AND EXERCISES IN 2001

The following table sets forth as to each of the Named Executives information with respect to options granted for the year ended December 31, 2001 and the present value of the options on the date of grant.


                                                 PERCENT OF
                                  NUMBER OF    TOTAL OPTIONS
                                   OPTIONS       GRANTED TO    EXERCISE OR                       GRANT DATE
                                   GRANTED        EMPLOYEES    BASE PRICE       EXPIRATION      PRESENT VALUE
              NAME                   (1)          IN 2001      ($/SH)(1)          DATE             $(2)
----------------------------------------------------------------------------------------------------------------

Bruce W. Marlow                      610,571          33.5%      $18.15          06/06/11         3,883,232
G. Edward Combs                       77,462          4.25 %     $18.15          06/06/11           492,658
Michael J. Cassanego                  68,408          3.75 %     $18.15          06/06/11           435,075
Dean E. Stark                         64,676          3.54 %     $18.15          06/06/11           411,339
Richard A. Andre                      57,214          3.14 %     $18.15          06/06/11           363,881
----------------------------------------------------------------------------------------------------------------

(1) Options were granted to the Named Executives on June 6, 2001. The respective exercise price is equal to the closing price of $18.150 of the Company's common stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. These options vest in three equal annual installments beginning June 6, 2002.

(2) Present value was calculated using the Black-Scholes option pricing model valued at $6.36. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's common stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .33, an annual interest rate of 4.88% and 5.28% a dividend yield of 2.50% for the options granted on June 6, 2001, and an expected term of eight (8) years.

DECEMBER 31, 2001 OPTION VALUES


The following table provides information as to the value of options held by each of the Named Executives at December 31, 2001. No options were exercised by the Named Executives during 2001.


AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED
DECEMBER 31, 2001 AND DECEMBER 31, 2001 OPTION VALUES



                                                                     NUMBER OF               VALUE OF UNEXERCISED
                                                               SECURITIES UNDERLYING         IN-THE-MONEY OPTIONS
                                                                UNEXERCISED OPTIONS          AT DECEMBER 31, 2001
                                                              AT DECEMBER 31, 2001 (#)              ($)(1)
                                                   VALUE
                               SHARES ACQUIRED   REALIZED
            NAME               ON EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------

Bruce W. Marlow                      --             --           120,772         589,799      165,625         783,978
G. Edward Combs                      --             --            29,031         135,525       65,977         232,651
Michael J. Cassanego                 --             --            36,396         121,200       70,194         196,580
Dean E. Stark                        --             --            79,663         109,001       68,082         172.873
Richard A. Andre                     --             --            69,190          99,593       63,099         162,677
----------------------------------------------------------------------------------------------------------------------

(1) In accordance with proxy statement reporting requirements, values of both exercisable and unexercisable options are based on the difference between the exercise price of each option and $19.45, The closing price of the Company's common stock on December 31, 2001, as reported in The Wall Street Journal, Western Edition.




COMPENSATION COMMITTEE REPORT ON
EXECUTIVE MANAGEMENT COMPENSATION

The Compensation Committee, consisting of nonemployee directors Robert M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard, has furnished the following report on executive compensation:

GENERAL COMPENSATION POLICY

The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based in large part upon their contributions to the success of the Company, and upon their personal performance. The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution is rewarded by higher levels of compensation. In November 2000, the Board of Directors, pursuant to the recommendations of the Equity Based Compensation and Compensation Committees, revised the criteria for short-term compensation and long-term incentives for its officers.

     The compensation package is comprised of these three elements:

     o base salary, perquisites and other personal benefits designed principally to be competitive with relevant compensation levels in the industry;

     o short-term cash compensation based upon performance levels achieved in relation to pre-established target levels; and

     o long-term incentive plan providing only stock option grants to its officers also based upon their performance levels.

Some of the more important factors, which the Board considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year, are summarized below.

BASE SALARY. Base salary for each officer is set subjectively, after reviewing personal performance, internal comparability considerations and salary levels in effect for comparable positions in the market place. The Company uses salary survey information to assign a salary grade range to each position, including executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible.

Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers, SNL Executive Compensation Review for Insurance Companies, and Sibson & Company. The Committee believes that information provided by these groups presents a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a subjective, non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph shown on page 18.

SHORT-TERM COMPENSATION. Variable payments for the officers are based upon the enhancement of value to the shareholders and customers as measured by pre-established targets relative to the Company's revenue growth rate and GAAP combined ratio.

LONG-TERM INCENTIVE COMPENSATION. In 1995, the Compensation Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon this Committee's recommendation, the Board of Directors adopted the 1995 Stock Option Plan. Shareholders approved the plan and amendments thereto at the 1995, 1997 and 2000 Annual Meetings. Executives and key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's common stock at a specified price in the future. The Plan is currently administered by the Equity Based Compensation Committee, which has authority to select optionees and to determine the number of shares granted to them.

CEO COMPENSATION. Bruce W. Marlow's annual salary of $700,000 was established by the Board of Directors upon recommendation of the Compensation Committee and took into account the fact that he would hold the offices of Chief Executive Officer and President. For year 2001, Mr. Marlow was awarded 610,571 stock options under the 1995 Stock Option Plan and a cash bonus of $150,000 for services rendered in 2001, based upon an evaluation by the Compensation Committee of his year 2001 performance. In addition to subjective factors, the factors considered for both salary and bonus consideration included the Company's overall underwriting performance as measured by its GAAP combined ratio.

The Compensation Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

The Company has reviewed Section 162(m) of the Internal Revenue Code which generally limits the deduction of compensation paid to a company's chief executive officer and each of the other four highest compensated executive officers to $1,000,000 for each individual, with certain exceptions. The Company's deductions for compensation paid during 2001 were not limited by
Section 162(m). None of the compensation deduction attributable to stock options granted by the Company is limited by this section, but compensation deductions attributable to restricted stock grants, generally equaling the fair market value of the underlying stock on the date of vesting, do not qualify as an exception. The deductibility of compensation attributable to restricted stock grants or other forms of compensation paid by the Company may be limited in the future. While the Compensation Committee considers Section 162(m) in evaluating compensation of executive officers, it is only one of several factors considered in arriving at a compensation package.

Submitted by the Compensation Committee.

Robert M. Sandler
William N. Dooley
R. Scott Foster
James P. Miscoll
Gregory M. Shepard


COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

As indicated above, the Company's Compensation Committee consists of Robert M. Sandler, William N. Dooley, R. Scott Foster, James P. Miscoll and Gregory M. Shepard. No Committee member is or was an officer or employee of the Company or any of its subsidiaries.

Bruce W. Marlow, Director and Chief Executive Officer also participated in deliberations concerning executive officers' compensation during 2001, other than his own. Mr. Marlow has been Chief Executive Officer and a director since February 9, 2000.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1996 and ending December 31, 2001. The graph and table assume the $100 was invested on December 31, 1996 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

                              [LINE CHART OMITTED]

----------------------------------------------------------------------------------------
                         1996      1997        1998        1999      2000       2001
----------------------------------------------------------------------------------------

  21st Century (TW)      $100   $155.81     $142.07     $122.47    $92.88    $129.06

  S&P 500                $100   $133.36     $171.47     $207.56   $188.66    $166.24

  S&P P&C                $100   $145.47     $135.35     $100.89   $157.14    $144.50

----------------------------------------------------------------------------------------

RETIREMENT PLANS

PENSION PLAN
The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable for 15 years is equal to 60% of the average of the three highest consecutive years of compensation during the ten year period preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit.

PENSION SUPPLEMENTAL PLAN AND 401(K) SUPPLEMENTAL PLAN
Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

The table below sets forth the benefit payable for 15 years after retirement from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).


                                NUMBER OF YEARS OF SERVICE
                       ---------------------------------------------
  FINAL AVERAGE
   COMPENSATION              5               10          15 OR MORE
--------------------------------------------------------------------

    $150,000            $   45,000     $     67,500      $   90,000
     200,000                60,000           90,000         120,000
     250,000                75,000          112,500         150,000
     300,000                90,000          135,000         180,000
     350,000               105,000          157,500         210,000
     400,000               120,000          180,000         240,000
     450,000               135,000          202,500         270,000
     500,000               150,000          225,000         300,000
     550,000               165,000          247,500         330,000
     600,000               180,000          270,000         360,000
     650,000               195,000          292,500         390,000

Any deduction for Social Security or other offset has already been taken into account.

As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary, overtime and bonuses and will approximate and fall within 10% of the total of 1999 through 2001 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

The credited years for the Named Executives in the Summary Compensation Table are Bruce W. Marlow -- 1 year; G. Edward Combs -- 1 year; Michael J. Cassanego -- 2 years; Dean E. Stark -- 22 years; and Richard A. Andre -- 13 years.

RESTRICTED SHARES PLAN

The shareholders at their meeting held on May 23, 1982 approved the 21st Century Insurance Group Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members currently entitled the Equity Based Compensation Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year. If the employment of the participant is terminated within the five-year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

Presently, officers are not granted shares under this Plan.

STOCK OPTION PLAN

In 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee comprised of disinterested members of the Board of Directors. The committee  has the  authority  to select  persons to be granted  options  and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan.

Each option gives a grantee the right to purchase shares of the Company's common stock at a specified price in the future. Shares vest at fixed numbers of shares per year over varying future periods. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 4,000 shares of the Company's common stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

EXECUTIVE SEVERANCE PLAN

The Company has enacted an Executive Severance Plan covering each of its executive officers. If an officer is terminated for reasons other than death, long-term disability, or good cause within a three-year period following a change of control of the Company, or if the officer resigns after significant adverse changes in his authority, duties, compensation, benefits or geographical location, then the officer is entitled to a lump sum severance payment of one to three times his or her current annual salary and most recent cash bonus. Junior officers could receive one year of severance payments; senior officers, two years; and the Chief Executive Officer, three years; with all severance payments limited to the amount deductible to the Company under the provisions of Internal Revenue Code Section 280G.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 2001 fiscal year, all Section 16(a) filing requirements were complied with in a timely manner.

INDEPENDENT ACCOUNTANTS

(PROPOSAL 2)

The Board of Directors has approved a resolution retaining PricewaterhouseCoopers LLP as its independent accountants for 2002. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

On April 23, 2001, the Board of Directors, on the recommendation of the Audit Committee and management, dismissed Ernst & Young LLP as the Company's independent accountants and approved the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants to audit its consolidated financial statements for 2001. Ernst & Young LLP had audited the Company's financial statements since 1991.

During the two most recent fiscal years and the subsequent interim period preceding this change in independent accountants, there were no reportable events within the meaning of Item 304(a)(v) of Regulation S-K. There were no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either independent accounting firm, would have caused such firm to make a reference to the subject matter of the disagreements in connection with its reports. Also, during the last two fiscal years, reports from Ernst & Young LLP on the financial statements contained no adverse opinions or disclaimers of opinion and have not been qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided PricewaterhouseCoopers LLP and Ernst & Young LLP with a copy of this disclosure. Ernst & Young LLP furnished a letter addressed to the Securities and Exchange Commission stating that Ernst & Young LLP agrees with the above statements.

Fees paid to PricewaterhouseCoopers LLP for 2001 were as follows:


            Audit Fees                                                $377,264
            Financial Information Systems Design
                and Implementation Fees                                      0
            All Other Fees (Tax Consulting)                            189,876
                                                                       -------
                                                                      $567,140


Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

SHAREHOLDERS PROPOSALS
AT 2003 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 2003 (scheduled to be held on May 27, 2003), such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 31, 2002. In addition, if stockholders wish to present other matters for action at the 2003 annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934), the Company must receive such notice at the address noted above by March 15, 2003.

ADDITIONAL INFORMATION

The Annual Report to Shareholders for the year ended December 31, 2001 is being mailed to the shareholders along with this Proxy Statement.

THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 21ST CENTURY INSURANCE GROUP'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO THE INVESTOR RELATIONS DEPARTMENT OF 21ST CENTURY INSURANCE GROUP, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

OTHER BUSINESS

The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors and the ratification of the appointment of independent accountants. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

BOARD OF DIRECTORS

ROBERT M. SANDLER
Chairman of the Board

BRUCE W. MARLOW
Vice Chairman of the Board

JOHN B. DE NAULT, III
Director

WILLIAM N. DOOLEY
Director

R. SCOTT FOSTER, M.D.
Director

ROXANI M. GILLESPIE
Director

JAMES P. MISCOLL
Director

GREGORY M. SHEPARD
Director

HOWARD I. SMITH
Director



COMPANY OFFICERS


BRUCE W. MARLOW
Chief Executive Officer
President

RICHARD A. ANDRE
Sr. Vice President
Human Resources

MICHAEL J. CASSANEGO
Sr. Vice President
General Counsel & Secretary

G. EDWARD COMBS
Sr. Vice President
New Business

DOUGLAS K. HOWELL
Sr. Vice President
Chief Financial Officer

DEAN E. STARK
Sr. Vice President
Claims

MARGARET CHANG
Treasurer
Assistant Secretary

MICHAEL A. GOGGIO
Vice President
Finance

JOHN L. INGERSOLL
Vice President
New Customer Marketing

JOHN M. LORENTZ
Controller

JOSEPH J. PRATT
Vice President
Chief Actuary

ERIC SAUDI
Vice President
Customer Care

CAREN L. SILVESTRI
Vice President
Product Manager

JOHN M. VRIJMOET
Vice President
Consumer Marketing


                                    - IBC -